EX-10.31

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

LOUIS FERRO,                                      Index No.: 605883/99

         Plaintiff,                               Date Purchased: 12/30/99

-against-                                         STIPULATION OF SETTLEMENT

JVWEB, INC. and GREG J. MICEK,

         Defendants.

         Plaintiff Louis Ferro ("Plaintiff"), and Defendants JVWEB, INC. and GREG J. MICEK (collectively, the "Defendants"), in consideration of the promises and mutual covenants contained herein, and other valuable consideration, receipt of which is hereby acknowledged, hereby stipulate and agree to settle all claims in the above-referenced action as follows:

         1. Defendants shall pay $25,000.00 to Plaintiff in accordance with the following schedule:

         a .$11,500.00 within two (2) days of execution of this Stipulation of
                Settlement,
         b. $5,000.00 within thirty (30) days of execution of this Stipulation of Settlement,
         c. $5,000.00 within sixty (60) days of execution of this Stipulation of Settlement, and
         d. $3,500.00 within ninety (90) days of execution of this Stipulation of Settlement.

         2. All payments pursuant to paragraph one (1) shall be by check payable to the order of Louis Ferro.

         3. Defendants shall transmit all settlement payments pursuant to paragraph one (1) to Penn & Associates, 437 Madison Avenue, Floor 35, New York, New York 10022.

         4.       Defendants' payments to Plaintiff pursuant to paragraph one
(1) shall total $25,000.00.

         5. Counsel for Plaintiff and for Defendants shall execute and file a Stipulation of Discontinuance upon receipt by Penn & Associates of all payments under and pursuant to paragraph one (1) of this Stipulation of Settlement.

         6. Defendants shall reimburse Plaintiff for all legal fees and expenses that Plaintiff incurs as a result of Defendants' failure to perform it obligations to Plaintiff in accordance with the terms of this Stipulation of Settlement. This Stipulation of Settlement shall be interpreted pursuant to the laws of the State of New York and may be enforced in the Courts of the State of New York.

          7. The parties hereby agree not to disclose the terms of this Stipulation of Settlement unless directed to do so by a court of competent jurisdiction. The parties hereto agree to refrain from making derogatory statements about each other.

         8. In consideration for the parties' obligations pursuant to this Stipulation of Settlement, Plaintiff agrees on behalf of himself, his heirs, successors and/or assigns, to irrevocably release and discharge the Defendants, their owners, directors, officers, and employees, for any debts, obligations, claims, demands, and/or judgments whether in law or in equity, from the beginning of time until the date of execution of this Stipulation of Settlement, exclusive of any claims against the Defendants based upon and/or in connection with the shares of JVWEB common stock and/or options to purchase shares of stock that Plaintiff owns and/or possesses. In consideration for the parties' obligations pursuant to this Agreement, the Defendants, Defendants' owners, directors, officers, and employees, agree on behalf of themselves, their heirs, successors and/or assigns, to irrevocably release and discharge Plaintiff for any debts, obligations, claims, demands, and/or judgments whether in law or in equity, from the beginning of time until the date of execution of this Stipulation of Settlement. Plaintiff's release of the Defendants shall be without force or effect if the Defendants fail to make all payments to Plaintiff pursuant to paragraph one (1) of this Stipulation of Settlement.

         9. This Stipulation of Settlement constitutes the entire understanding and agreement of the parties hereto. This Stipulation of Settlement may not be modified except by writing signed by all of the parties hereto. This Stipulation of Settlement shall not be binding unless and until fully-executed counterparts thereof have been delivered to each of the parties hereto. This Stipulation of Settlement shall be a nullity unless fully-executed counterparts of same have been exchanged by the parties hereto by May 5, 2000.

         10. Plaintiff shall cooperate with Defendants in connection with Defendants' efforts to obtain payment from AMP3.com for services rendered.

Dated:            May 5, 2000
                  New York, New York

JVWEB, INC. (Defendant)

By: /s/ Greg J. Micek                                       /s/ Greg J. Micek
    -----------------                                        -----------------
GREG J. MICEK                                                 GREG J. MICEK
(President)                                                         (Defendant)

/s/ Louis A. Ferro
------------------
LOUIS A. FERRO
(Plaintiff)

/s/ Richard D. Lorge                                    /s/ Craig E. Penn, Esq.
--------------------                                     -----------------------
Attorneys for Defendants                                Attorney for Plaintiff
900 Merchants Concourse                                 437 Madison Avenue
Suite 405                                               Floor 35
Westbury, New York 11590                                New York, New York 10022
(516) 228 0393                                                (212) 661 5700


STATE OF NEW YORK          )
                                            )
COUNTY OF NEW YORK                  )

On May 4, 2000 before me, the undersigned, personally appeared LOUIS FERRO personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                           /s/  Craig Eric Penn
                                                          --------------------
                                             (signature and office of individual
                                                         taking acknowledgment)

STATE OF TEXAS                      )
                                            )
COUNTY OF HARRIS           )

On May 1, 2000 before me, the undersigned, personally appeared GREG J. MICEK personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, both individually and as President of Defendant JVWEB, INC., and that by his signatures on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Houston, Texas.

                                                           /s/  Peggy R. Weiser
                                                          --------------------
                                             (signature and office of individual
                                                         taking acknowledgment)